UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2013

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Triumph Group, Inc. (the “Company”) was held on July 18, 2013. The total number of shares represented at the Annual Meeting in person or by proxy was 47,512,011 of the 51,721,218 shares of common stock outstanding and entitled to vote at the Annual Meeting.
The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matter, where applicable, are set forth in the table below. With respect to the election of Paul Bourgon, Elmer L. Doty, John G. Drosdick, Ralph E. Eberhart, Jeffry D. Frisby, Richard C. Gozon, Richard C. Ill, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri, and George Simpson as directors for a term ending at the Company's next annual meeting of stockholders and until their successors are duly elected and qualified, each nominee for director received the number of votes set forth opposite his name.

	Number of Votes
	FOR	AGAINST	ABSTAIN
Candidate
Paul Bourgon	44,238,064	385,850	79,461
Elmer L. Doty	18,204,659	26,419,452	79,264
John G. Drosdick	44,511,880	111,212	80,283
Ralph E. Eberhart	43,585,723	1,037,860	79,792
Jeffry D. Frisby	44,298,045	324,335	80,995
Richard C. Gozon	43,191,642	1,432,294	79,439
Richard C. Ill	44,187,138	437,287	78,950
William L. Mansfield	44,488,368	135,800	79,207
Adam J. Palmer	43,943,222	680,707	79,446
Joseph M. Silvestri	43,915,439	708,614	79,322
George Simpson	43,770,352	1,052,530	80,493

On the approval, by advisory vote, of executive compensation:

FOR	AGAINST	ABSTAIN
43,509,530	1,105,904	87,941

On the approval of the material terms of performance-based awards for executive officers:

FOR	AGAINST	ABSTAIN
43,235,758	1,380,175	87,442

On the approval of the 2013 Equity and Cash Incentive Plan:

FOR	AGAINST	ABSTAIN
42,224,425	2,388,421	90,529

On the approval of the 2013 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN
44,194,049	336,399	172,927

On the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Triumph Group, Inc. for the fiscal year ending March 31, 2014:

FOR	AGAINST	ABSTAIN
47,042,291	377,692	92,028
On the basis of the above votes: (i) Paul Bourgon, John J. Drosdick, Ralph E. Eberhart, Jeffry D. Frisby, Richard C. Gozon, Richard C. Ill, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri, and George Simpson were each duly elected as directors for a term ending at the Company's next annual meeting of stockholders and until their successors are duly elected and qualified; (ii) the compensation paid to the Company's named executive officers was approved on an advisory basis; (iii) the material terms of performance-based awards under the Company's executive incentive compensation plans for purposes of section 162(m) of the Internal Revenue Code were approved; (iv) the 2013 Equity and Cash Incentive Plan was approved; (v) the 2013 Employee Stock Purchase Plan was approved; and (vi) the proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014 was adopted.
One of the nominees for director, Elmer L. Doty, did not receive a majority of the votes cast in favor of his election as a director. Accordingly, as required by Article II, Section 9, of the By-laws of the Company, Mr. Doty promptly tendered his resignation to the Board of Directors, and the Nominating and Corporate Governance Committee met to consider whether to recommend to the Board that the Board accept or reject the resignation, or whether other action should be taken. The Committee noted the importance of treating the vote of the stockholders with due regard. The Committee observed that votes cast against Mr. Doty's election while being cast in favor of the election of the other directors were consistent with the recommendation of ISS Proxy Advisory Services, whose report recommended against Mr. Doty's re-election on the stated ground that Mr. Doty had failed to attend at least 75% of the meetings he was eligible to attend; based on this observation, the Committee concluded that Mr. Doty's reported attendance record and the resulting ISS recommendation were largely the bases for the stockholders' vote against Mr. Doty. The Committee considered that Mr. Doty had attended and actively participated in all four of the regularly scheduled meetings of the Board during fiscal 2013. The Committee considered that the two meetings Mr. Doty had failed to attend during fiscal 2013 were telephonic special purpose meetings of the Board scheduled on limited notice primarily to give formal approval on specific issues: in one case, the approval of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2012 (which Mr. Doty signed) and, in the other case, the approval of one of the Company's fiscal 2013 acquisitions. The Committee considered that in the case of one absence Mr. Doty was unable to attend because local weather conditions in a storm prevented him from joining the telephonic Board meeting. The Committee considered Mr. Doty's expressed appreciation of the importance of attendance at Board meetings and his efforts to honor his commitments. The Committee considered Mr. Doty's experience as the CEO of Vought Aircraft Industries, Inc. (“Vought”) prior to its acquisition by the Company in 2010, the extent of his familiarity with the former Vought business, operations and personnel, the significant share of the Company's assets, business and financial results represented by the former Vought business and operations, and the benefits derived by the Board and Company management from Mr. Doty's participation in discussions of the Company's business. After weighing the considerable importance of the vote of the stockholders against the circumstances of Mr. Doty's attendance record, its relationship to the ISS recommendation and the stockholder vote, and Mr. Doty's value as a Board member as summarized above, the Committee unanimously recommended that the Board reject Mr. Doty's resignation. The Board then considered the recommendation of the Nominating and Corporate Governance Committee and, substantially for the reasons given by the Committee, voted unanimously in favor of a resolution that Mr. Doty's resignation be rejected and that the Mr. Doty continue to serve as a director until the next annual meeting of stockholders and until his successor is duly elected.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 22, 2013	TRIUMPH GROUP, INC.

		By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary